TRUST AGREEMENT


                                     between


                             CPS RECEIVABLES CORP.,


                                     [ LLC]

                                       and


                                       [ ]
                                  Owner Trustee

                                 Dated as of [ ]













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                                TABLE OF CONTENTS


                                                                         Page


                                   ARTICLE I.

                                   Definitions

SECTION 1.1.  Capitalized Terms............................................1
SECTION 1.2.  Other Definitional Provisions................................4

                                 ARTICLE II.

                                Organization

SECTION 2.1.  Name         ................................................5
SECTION 2.2.  Office       ................................................5
SECTION 2.3.  Purposes and Powers..........................................5
SECTION 2.4.  Appointment of Owner Trustee.................................6
SECTION 2.5.  Initial Capital Contribution of Trust Estate.................6
SECTION 2.6.  Declaration of Trust.........................................7
SECTION 2.7.  Liability of Depositor as Depositor..........................7
SECTION 2.8.  Title to Trust Property......................................8
SECTION 2.9.  Situs of Trust...............................................8
SECTION 2.10. Representations and Warranties of the Depositor..............9
SECTION 2.11. Federal Income Tax Allocations..............................10
SECTION 2.12. Covenants of the Depositor..................................12
SECTION 2.13. Covenants of the Owners.....................................13

                                ARTICLE III.

                   Certificates and Transfer of Interests

SECTION 3.1.  Initial Ownership...........................................14
SECTION 3.2.  The Certificates............................................14
SECTION 3.3.  Authentication of Certificates..............................15
SECTION 3.4.  Registration of Transfer and Exchange of Certificates.......15
SECTION 3.5.  Mutilated, Destroyed, Lost or Stolen Certificates...........16
SECTION 3.6.  Persons Deemed Certificateholders...........................17
SECTION 3.7.  Access to List of Certificateholders' Names and Addresses...17
SECTION 3.8.  Maintenance of Office or Agency.............................17
SECTION 3.9.  Disposition by the Depositor................................18
[SECTION 3.10.  ERISA Restrictions........................................18
[SECTION 3.11.  Book-Entry Certificates...................................18
[SECTION 3.12.  Notices to Clearing Agency................................19

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                                                                         Page

SECTION 3.13.  Definitive Certificates....................................19

                                 ARTICLE IV.

                       Voting Rights and Other Actions

SECTION 4.1.  Prior Notice to Holders with Respect to Certain Matters.....20
SECTION 4.2.  Action by Certificateholders with Respect to Certain
              Matters.....................................................21
SECTION 4.3.  Action by Certificateholders with Respect to Bankruptcy.....21
SECTION 4.4.  Restrictions on Certificateholders' Power...................21
SECTION 4.5.  Majority Control............................................22
SECTION 4.6.  Rights of Insurer...........................................22

                                 ARTICLE V.

                               Certain Duties

SECTION 5.1.  Accounting and Records to the Noteholders,
              Certificateholders, the Internal Revenue Service
              and Others..................................................23
SECTION 5.2.  Signature on Returns; Tax Matters Partner...................24
[SECTION 5.3. Underwriting Agreement......................................24

                                 ARTICLE VI.

                    Authority and Duties of Owner Trustee

SECTION 6.1.  General Authority...........................................24
SECTION 6.2.  General Duties..............................................24
SECTION 6.3.  Action upon Instruction.....................................25
SECTION 6.4.  No Duties Except as Specified in this Agreement or in
              Instructions................................................26
SECTION 6.5.  No Action Except under Specified Documents or
              Instructions................................................26
SECTION 6.6.  Restrictions ...............................................27

                                ARTICLE VII.

                        Concerning the Owner Trustee

SECTION 7.1.  Acceptance of Trusts and Duties.............................27
SECTION 7.2.  Furnishing of Documents.....................................29
SECTION 7.3.  Representations and Warranties..............................29
SECTION 7.4.  Reliance; Advice of Counsel.................................29
SECTION 7.5.  Not Acting in Individual Capacity...........................30

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                                                                         Page

SECTION 7.6.  Owner Trustee Not Liable for Certificates or Receivables...30
SECTION 7.7.  Owner Trustee May Own Certificates and Notes...............31
SECTION 7.8.  Payments from Owner Trust Estate...........................31
SECTION 7.9.  Doing Business in other Jurisdictions......................31

                                ARTICLE VIII.

                        Compensation of Owner Trustee

SECTION 8.1.  Owner Trustee's Fees and Expenses..........................32
SECTION 8.2.  Indemnification............................................32
SECTION 8.3.  Payments to the Owner Trustee..............................32
SECTION 8.4.  Non-recourse Obligations...................................32

                                 ARTICLE IX.

                       Termination of Trust Agreement

SECTION 9.1.  Termination of Trust Agreement.............................33
SECTION 9.2.  Dissolution upon Bankruptcy of the Depositor...............34

                                 ARTICLE X.

           Successor Owner Trustees and Additional Owner Trustees

SECTION 10.1.  Eligibility Requirements for Owner Trustee................35
SECTION 10.2.  Resignation or Removal of Owner Trustee...................35
SECTION 10.3.  Successor Owner Trustee...................................36
SECTION 10.4.  Merger or Consolidation of Owner Trustee..................37
SECTION 10.5.  Appointment of Co-Trustee or Separate Trustee ............37

                                 ARTICLE XI.

                                Miscellaneous

SECTION 11.1.  Supplements and Amendments................................39
SECTION 11.2.  No Legal Title to Owner Trust Estate in
               Certificateholders........................................40
SECTION 11.3.  Limitations on Rights of Others...........................41
SECTION 11.4.  Notices     ..............................................41
SECTION 11.5.  Severability..............................................41
SECTION 11.6.  Separate Counterparts.....................................42
SECTION 11.7.  Assignments; Insurer......................................42
SECTION 11.8.  No Petition ..............................................42
SECTION 11.9.  No Recourse ..............................................42
SECTION 11.10. Headings   ...............................................42
SECTION 11.11. GOVERNING LAW.............................................43

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                                                                        Page

SECTION 11.12.  Servicer   ..............................................43


EXHIBITS

Exhibit A   Form of Certificate
Exhibit B   Form of Certificate of Trust


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         TRUST  AGREEMENT  dated as of [ ]  between  CPS  RECEIVABLES  CORP.,  a
California corporation (the "Depositor"), [ ], a [ ] limited liability company ("LLC"), and [ ], a Delaware banking corporation as Owner Trustee.


                                   ARTICLE I.

                                   Definitions

         SECTION 1.1. Capitalized Terms. For all purposes of this Agreement, the following terms shall have the meanings set forth below:

         "Agreement" shall mean this Trust Agreement, as the same may be amended and supplemented from time to time.

         "Basic Documents" shall mean this Agreement, the Certificate of Trust, the Sale and Servicing Agreement, the Spread Account Agreement, the Spread Account Agreement Supplement, the Insurance Agreement, the Indenture and the other documents and certificates delivered in connection therewith.

         "Benefit Plan" shall have the meaning assigned to such term in Section 3.10.

         "Book  Entry   Certificates"   means  a  beneficial   interest  in  the
Certificates, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 3.11.

         "Business Trust Statute" shall mean Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code ss. 3801 et. seq. as the same may be amended from time to time.

         "Certificate" means a trust certificate evidencing the beneficial interest of a Certificateholder in the Trust, substantially in the form of Exhibit A attached hereto.

         "Certificate Distribution Account" shall mean the account designated as such as established and maintained pursuant to the Sale and Servicing Agreement.

         "Certificate Percentage Interest" shall mean with respect to any Certificate, the percentage interest of ownership in the Trust represented thereby as set forth on the face thereof.


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         "Certificate  of Trust" shall mean the Certificate of Trust in the form of Exhibit B to be filed for the Trust pursuant to Section 3810(a) of the Business Trust Statute.

         "Certificate Register" and "Certificate Registrar" shall mean the register mentioned and the registrar appointed pursuant to Section 3.4.

         "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

         "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

         "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

         "Corporate Trust Office" shall mean, with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee located at [ ], or at such other address as the Owner Trustee may designate by notice to the Certificateholders and the Depositor, or the principal corporate trust office of any successor Owner Trustee (the address of which the successor owner trustee will notify the Certificateholders and the Depositor).

         "Definitive Certificates" shall mean either or both (as the context requires) of (i) Book-Entry Certificates issued in certificated, fully registered form as provided in Section 3.11 and (ii) Certificates issued in certificated, fully registered form as provided in Section 3.13.

         "Demand Note" shall have the meaning assigned to such term in Section 2.10(h).

         "Depositor" shall mean the Depositor in its capacity as Depositor hereunder.

         "ERISA" shall have the meaning assigned to such term in Section 3.10.

         "Expenses" shall have the meaning assigned to such term in Section 8.2.

         "Holder" or "Certificateholder" shall mean the Person in whose name a Certificate is registered on the Certificate Register.


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         "Indemnified  Parties" shall have the meaning  assigned to such term in
Section 8.2.

         "Indenture" shall mean the Indenture dated as of [ ], among the Issuer and [Norwest Bank Minnesota, National Association], as Trust Collateral Agent and Trustee, as the same may be amended and supplemented from time to time.

         "Minimum Net Worth" means at any time of determination, and with respect to the Depositor, net worth equal to 10 percent of the sum of (i) amounts paid to the Trust in respect of the issuance of Certificates and (ii) amounts contributed to the capital of the Trust (including by sale of property to the Trust for less than fair market value consideration). For the purpose of the determination of Minimum Net Worth: (i) any Demand Note issued to the Depositor shall be valued at par, (ii) assets subject to a lien shall be valued at zero, (iii) Certificates or any interests in any entity taxable as a partnership for federal income tax purposes shall be valued at zero, (iv) investments shall be valued at their respective purchase prices plus accrued interest, and (v) demand notes of CPS issued as contributions to the Depositor in connection with its status as a Depositor of any other partnership formed pursuant to trust agreements substantially similar to this Agreement shall be valued at an amount equal to the excess, if any, of (a) the aggregate current amount of all such demand notes over (b) 10% of the aggregate Certificate Balance (as such terms are defined in the related trust agreement) of all certificates issued by such partnerships, as of such date of determination.

         "Owner" shall mean each Person who is the beneficial owner of a Book Entry Certificate as reflected in the records of the Clearing Agency or if a Clearing Agency Participant is not the Owner, then as reflected in records of a Person maintaining an account with such Clearing Agency (directly or indirectly, in accordance with the rules of such Clearing Agency).

         "Owner Trust Estate" shall mean all right, title and interest of the Trust in and to the property and rights assigned to the Trust pursuant to
Article II of the Sale and Servicing Agreement, all funds on deposit from time to time in the Trust Accounts and the Certificate Distribution Account and all other property of the Trust from time to time, including any rights of the Owner Trustee and the Trust pursuant to the Sale and Servicing Agreement and the Spread Account Agreement.

         "Owner Trustee" shall mean [ ], a Delaware banking corporation, not in its individual capacity but solely as owner trustee under this Agreement, and any successor Owner Trustee hereunder.


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         "Record Date" shall mean with respect to any Payment Date, the close of business on the last Business Day immediately preceding such Payment Date.

         "Sale and Servicing Agreement" shall mean the Sale and Servicing Agreement among the Trust, the Depositor, Consumer Portfolio Services, Inc. and the Trust Collateral Agent, dated as of [ ], as the same may be amended and supplemented from time to time.

         "Secretary of State" shall mean the Secretary of State of the State of Delaware.

         "Insurer"  shall  mean  Financial   Security  Assurance  Inc.,  or  its
successor in interest.

         "Spread  Account"  shall  mean  the  Spread  Account   established  and
maintained pursuant to the Spread Account Agreement.

         "Spread Account Agreement" shall mean the Spread Account Agreement, dated as of May 1, 1997, among the Depositor, the Insurer, and the Trust Collateral Agent, as the same may be amended, supplemented or otherwise modified in accordance with the terms thereof.

         "Treasury Regulations" shall mean regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous
provisions  of  final   Treasury   Regulations  or  other   successor   Treasury
Regulations.

         "Trust" shall mean the trust established by this Agreement.

         "Trust Collateral Agent" shall mean, initially, [Norwest Bank Minnesota, National Association], in its capacity as collateral agent, including its successors in interest, until and unless a successor Person shall have become the Trust Collateral Agent pursuant to the Sale and Servicing Agreement, and thereafter "Trust Collateral Agent" shall mean such successor Person.

         SECTION 1.2.  Other Definitional Provisions.

         (a) Capitalized terms used herein and not otherwise defined have the meanings assigned to them in the Sale and Servicing Agreement or, if not defined therein, in the Spread Account Agreement or in the Indenture.

         (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document

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made or delivered pursuant hereto unless otherwise defined therein.

         (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of this Agreement or any such certificate or other document, as applicable. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

         (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

         (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.


                                   ARTICLE II.

                                  Organization

         SECTION 2.1. Name. There is hereby formed a trust to be known as "CPS Auto Receivables Trust [ ]", in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

         SECTION 2.2. Office. The office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address as the Owner Trustee may designate by written notice to the Certificateholders and the Depositor.

         SECTION 2.3. Purposes and Powers. (a) The purpose of the Trust is, and the Trust shall have the power and authority, to engage in the following activities:


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                  (i) to issue  the  Notes  pursuant  to the  Indenture  and the
         Certificates pursuant to this Agreement, and to sell the Notes and the Certificates;

                  (ii) with the proceeds of the sale of the Notes and the Certificates, to fund the Pre-Funding Account, the Capitalized Interest Account and the Spread Account and to pay the organizational, start-up and transactional expenses of the Trust and to pay the balance to the Depositor pursuant to the Sale and Servicing Agreement;

                  (iii) to assign, grant, transfer, pledge, mortgage and convey the Owner Trust Estate (other than the Certificate Distribution Account) to the Trust Collateral Agent pursuant to the Indenture for the benefit of the Insurer and the Indenture Trustee on behalf of the Noteholders and to hold, manage and distribute to the Certificateholders and the Depositor pursuant to the terms of the Sale and Servicing Agreement any portion of the Owner Trust Estate released from the Lien of, and remitted to the Trust pursuant to, the Indenture;

                  (iv) to enter into and perform its obligations under the Basic Documents to which it is a party;

                  (v) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

                  (vi) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to the Certificateholders and the Noteholders.

The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the Basic Documents.

         SECTION 2.4. Appointment of Owner Trustee. The Depositor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

         SECTION 2.5. Initial Capital Contribution of Trust Estate. The Depositor hereby sells, assigns, transfers, conveys and sets over to the Owner Trustee, as of the date hereof, the sum of $99.00 and LLC hereby sells, assigns, transfers, conveys and sets

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over to the Owner Trustee,  as of the date hereof,  the sum of $1.00.  The Owner
Trustee hereby acknowledges receipt of the foregoing contributions in trust from the Depositor and LLC, as of the date hereof, which contribution shall constitute the initial Owner Trust Estate and shall be deposited in the
Certificate   Distribution  Account.  The  Depositor  shall  pay  organizational expenses of the Trust as they may arise.

         SECTION 2.6. Declaration of Trust. The Owner Trustee hereby declares that it will hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Owners, subject to the conditions of the Trust under the Basic Documents. It is the intention of the parties hereto that the Trust constitute a business trust under the Business Statute and that this Agreement constitute the governing instrument of such business trust. It is the intention of the parties hereto that (i) so long as the Depositor is the Owner of 100 percent of the Certificates (either directly or indirectly through wholly-owned non-corporate subsidiaries), for federal income tax purposes and to the extent consistent with the laws of any other jurisdiction other than California for which the characterization of the Trust as an entity is relevant, the Trust shall be treated solely as a security device and not as a separate entity, and (ii) if the Depositor is not the direct or indirect Owner of 100 percent of the Certificates, then for federal income tax purposes and for purposes of the laws of any other jurisdiction other than California for which the characterization of the Trust as an entity is relevant, and in all events for California franchise tax purposes, the Trust shall be treated as a partnership and not as an association (or publicly traded partnership) taxable as a corporation. The parties agree that, unless otherwise required by appropriate tax authorities, the Trust will file or cause to be filed annual or other necessary returns, reports and other forms, if any, consistent with such characterization of the Trust. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and to the extent not inconsistent herewith, in the Business Trust Statute with respect to accomplishing the purposes of the Trust. The Owner Trustee shall file the Certificate of Trust with the Secretary of State.

         SECTION 2.7. Liability of Depositor as Depositor. (a) The Depositor shall pay organizational expenses of the Trust as they may arise or shall upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee. The Depositor shall also be liable directly to and will indemnify each injured party for all losses, claims, damages, liabilities and expenses of the Trust (including Expenses, to the extent not paid out of the Owner Trust Estate) to the extent that the Depositor would be liable if the Trust were a partnership under the Delaware Revised Uniform Limited

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Partnership Act in which the Depositor were a Depositor; provided, however, that the Depositor shall not be liable for any losses incurred by a Holder in the capacity of an investor in the Certificates or a Noteholder in the capacity of an investor in the Notes; provided further, that the Depositor shall not be liable to indemnify any injured party if such party has agreed that its recourse against the Trust for any obligation or liability of the Trust to such party shall be limited to the assets of the Trust. In addition, any third party creditors of the Trust (other than in connection with the obligations described in the preceding sentence for which the Depositor shall not be liable) shall be deemed third party beneficiaries of this paragraph. The obligations of the Depositor under this paragraph shall be evidenced by the Certificates described in Section 3.9, which for separate purposes of the Business Trust Statute shall be deemed to be a separate class of Certificates from all other Certificates issued by the Trust.

         (b) No Holder, other than to the extent set forth in clause (a), shall have any personal liability for any liability or obligation of the Trust.

         SECTION 2.8. Title to Trust Property. (a) Legal title to all the Owner Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction required title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

                  (b) The Holders shall not have legal title to any part of the Trust Property. The Holders shall be entitled to receive distributions with respect of their undivided ownership interest therein only in accordance with Articles V and IX. No transfer, by operation of law or otherwise, of any right, title or interest by any Certificateholder of its ownership interest in the Owner Trust Estate shall operate to terminate this Agreement for the trusts hereunder or entitle any transferee to an accounting or the transfer to it of legal title to any part of the Trust Property.

         SECTION 2.9. Situs of Trust. The Trust will be located and administered in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of Minnesota. Payments will be received by the Trust only in Delaware or Minnesota and Payments will be made by the Trust only from Delaware or Minnesota. The Trust shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee, the Servicer or any agent of the Trust from having employees within or without

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the State of  Delaware.  The only  office of the Trust will be at the  Corporate
Trust Office in Delaware.

         SECTION 2.10. Representations and Warranties of the Depositor. The Depositor makes the following representations and warranties on which the Owner Trustee relies in accepting the Owner Trust Estate in trust and issuing the Certificates and upon which the Insurer relies in issuing the Policy.

         (a) Organization and Good Standing. The Depositor is duly organized and validly existing as a California corporation with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted and is proposed to be conducted pursuant to this Agreement and the Basic Documents.

         (b) Due Qualification. The Depositor is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its property, the conduct of its business and the performance of its obligations under this Agreement and the Basic Documents requires such qualification.

         (c) Power and Authority. The Depositor has the corporate power and authority to execute and deliver this Agreement and to carry out its terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trust and the Depositor has duly authorized such sale and assignment and deposit to the Trust by all necessary corporate action; and the execution, delivery and performance of this Agreement has been duly authorized by the Depositor by all necessary corporate action.

         (d) No Consent Required. No consent, license, approval or authorization or registration or declaration with, any Person or with any governmental authority, bureau or agency is required in connection with the execution, delivery or performance of this Agreement and the Basic Documents, except for such as have been obtained, effected or made.

         (e) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of the Depositor, or any material indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to

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the Basic  Documents);  nor violate  any law or, to the best of the  Depositor's knowledge, any order, rule or regulation applicable to the Depositor of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

         (f) No Proceedings. There are no proceedings or investigations pending or, to its knowledge, threatened against it before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over it or its properties (A) asserting the invalidity of this Agreement or any of the Basic Documents, (B) seeking to prevent the issuance of the Certificates or the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, (C) seeking any determination or ruling that might materially and adversely affect its performance of its obligations under, or the validity or enforceability of, this Agreement or any of the Basic Documents, or (D) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Certificates.

         (g) Minimum Net Worth. The Depositor has been duly capitalized such that its aggregate net worth is not less than the Minimum Net Worth.

         (h) Demand Note. If the Depositor is capitalized, in whole or in part by the delivery of a demand note (a "Demand Note") from CPS, the proceeds of such Demand Note will not be used to pay (i) any of the expenses of the Depositor in connection with the transactions contemplated by the Basic Documents or (ii) the purchase price for the Certificates purchased pursuant to
Section 3.9. Such Demand Note shall be enforceable against CPS, subject to its terms, and subject to applicable bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and similar laws now or hereafter in effect relating to creditors' rights generally or the rights of creditors of banks the deposit accounts of which are insured by the Federal Deposit Insurance Corporation and subject to general principles of equity (whether applied in a proceeding at law or in equity).

         SECTION 2.11. Federal Income Tax Allocations. For purposes of the laws of any jurisdiction for which the Trust is characterized as a partnership (consistent with the characterization of the Trust described in Section 2.6 above), the following allocations shall apply for Federal income tax purposes. If Principal Certificates are held by any person, interest payments on the Principal Certificates at the Certificate Rate (including interest on amounts previously due on the Principal Certificates but not yet distributed) shall be treated as "guaranteed payments" under Section 707(c) of the Code. Net income of the Trust for any month as determined for Federal income tax purposes (and each item of income, gain, loss and deduction entering into the computation thereof) shall be allocated:

         (a) among the holders of Principal Certificates as of the close of business on the last day of such month, in proportion to their ownership of the principal amount of Principal Certificates on such date, an amount of net income up to the sum of: (i) the portion of the market discount on the Receivables accrued during such month that is allocable to the excess, if any, of the Initial Certificate Balance over their initial aggregate issue price, (ii) Certificateholders' Prepayment Premium, if any, payable for such month and (iii) any other amounts of income payable to the Certificateholders for such month; and such sum of amounts specified in clauses (i) through (iii) of this sentence shall be reduced by any amortization by the Trust of premium on Receivables that corresponds to any excess of the issue price of Trust Certificates over their principal amount; and

         (b) to the Holders of Certificates, to the extent of any remaining net income, in accordance with their respective interests therein.

If the net income of the Trust for any month is insufficient for the allocations described in clause (a), subsequent net income shall first be allocated to make up such shortfall before being allocated as provided in the preceding sentence. Net losses of the Trust, if any, for any month as determined for Federal income tax purposes (and each item of income, gain, loss and deduction entering into the computation thereof) shall be allocated to the Holders of Certificates, to the extent such holders are reasonably expected to bear the economic burden of such net losses, and any remaining net losses shall be allocated among the Holders of Principal Certificates as of the close of business on the last day of such month in proportion to their ownership of principal amount of Principal Certificates on such day. The Depositor is authorized to modify the allocations in this paragraph if necessary or appropriate, in its sole discretion, for the allocations to fairly reflect the economic income, gain or loss to the holders of Certificates or Principal Certificates, or as otherwise required by the Code. Notwithstanding anything provided in this Section 2.11, if Principal Certificates are not held by any person and the Certificates are held solely by the Depositor, the application of this Section 2.11 shall be disregarded.

         SECTION 2.12. Covenants of the Depositor. The Depositor agrees and covenants for the benefit of each Owner, the Insurer and the Owner Trustee, during the term of this Agreement, and to the fullest extent permitted by applicable law, that:

                  (a) it shall not assign, sell, convey, pledge, transfer, reconvey, cancel, forgive, compromise or otherwise dispose of any Demand Note held by it, in whole or in part;

                  (b) it shall not sell, assign, transfer, give or encumber, by operation of law or otherwise, in whole or in part, the interest evidenced by its certificates acquired pursuant to Section 3.9 without the consent of the Insurer;

                  (c) it shall not create, incur or suffer to exist any indebtedness or engage in any business, except, in each case, as permitted by its certificate of incorporation and the Basic Documents;

                  (d) it shall not, for any reason, institute proceedings for the Trust to be adjudicated a bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Trust, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to the bankruptcy of the Trust, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trust or a substantial part of the property of the Trust or cause or permit the Trust to make any assignment for the benefit of creditors, or admit in writing the inability of the Trust to pay its debts generally as they become due, or declare or effect a moratorium on the debt of the Trust or take any action in furtherance of any such action;

                  (e) it shall obtain from each counterparty to each Basic Document to which it or the Trust is a party and each other agreement entered into on or after the date hereof to which it or the Trust is a party, an agreement by each such counterparty that prior to the occurrence of the event specified in Section 9.1(e) such counterparty shall not institute against, or join any other Person in instituting against, it or the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States;

                  (f) it shall not, for any reason, withdraw or attempt to withdraw from this Agreement, dissolve, institute proceedings for it to be adjudicated a bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of it or a substantial part of its property, or make any assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or declare or effect a moratorium on its debt or take any action in furtherance of any such action; and

                  (g) it shall not make any distribution other than to the Trust or unless the aggregate net worth of the Depositor following such distribution shall be at least equal to the Minimum Net Worth unless the Depositor shall deliver to the Owner Trustee, the Trustee and the Insurer an opinion of Counsel to the effect that the failure to maintain such Minimum Net Worth shall not cause the Trust to be an association taxable as a corporation or a publicly traded partnership for California franchise tax purposes.

         SECTION 2.13. Covenants of the Owners. Each Certificateholder and each Owner by becoming a beneficial owner of the Book-Entry Certificate agrees:

                  (a) to be bound by the terms and conditions of the Certificates of which such party is the record or beneficial owner and of this Agreement, including any supplements or amendments hereto and to perform the obligations of a Holder or Owner as set forth therein or herein, in all respects as if it were a signatory hereto. This undertaking is made for the benefit of the Trust, the Owner Trustee, the Insurer and all other Holders and Owners present and future;

                  (b)  to  hereby   appoint  the  Depositor  as  its  agent  and
         attorney-in-fact to sign any federal income tax information return filed on behalf of the Trust and agree that, if requested by the Trust, it will sign such federal income tax information return in its capacity as a Holder or Owner of an interest in the Trust. Each Holder and each Owner also hereby agrees that in its tax returns it will not take any position inconsistent with those taken in any tax returns filed by the Trust;

                  (c) if such Holder or Owner is other than an individual or other entity holding its Certificate through a broker who reports securities sales on Form 1099-B, to notify the Owner Trustee of any transfer by it of a Certificate or a beneficial interest in a Certificate in a taxable sale or exchange, within 30 days of the date of the transfer; and

                  (d) until the completion of the events specified in Section 9.1(e), not to, for any reason, institute proceedings for the Trust or the Depositor to be adjudicated a bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Trust, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trust or a substantial part of its property, or cause or permit the Trust to make any assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or declare or effect a moratorium on its debt or take any action in furtherance of any such action.


                                  ARTICLE III.

                     Certificates and Transfer of Interests

         SECTION 3.1. Initial Ownership. Upon the formation of the Trust by the contribution by the Depositor and LLC pursuant to Section 2.5 and until the issuance of the Certificates, the Depositor and LLC shall be the sole beneficiaries of the Trust.

         SECTION 3.2. The Certificates. The Certificates shall be issued initially to the Depositor in a Certificate Percentage Interest of 99% and to LLC in a Certificate Percentage Interest of 1.00% [and the Principal Certificates shall be issued in denominations of $1,000 and integral multiples thereof]; [provided, however, that certificates may be issued to the Depositor pursuant to Section 3.9 in such denominations as to represent at least 1% of the initial Certificate Balance.] The Certificates shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Owner Trustee. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefit of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such Certificates. A transferee of a Certificate shall become a Certificateholder, and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder, upon due registration of such Certificate in such transferee's name pursuant to Section 3.4.

         SECTION 3.3. Authentication of Certificates. Concurrently with the initial sale of the Receivables to the Trust pursuant to the Sale and Servicing Agreement, the Owner Trustee shall cause the Certificates in an aggregate Certificate Percentage Interest equal to 100% [and the Principal Certificates in an aggregate Certificate Balance equal to [$ ]] to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Depositor, signed by its chairman of the board, its president or any vice president, its treasurer or any assistant treasurer without further corporate action by the Depositor, in authorized denominations. No Certificate shall entitle its holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by the Owner Trustee or the Owner Trustee's authentication agent, by manual signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

         SECTION 3.4. Registration of Transfer and Exchange of Certificates. The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.8, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Owner Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. [ ] shall be the initial Certificate Registrar.

         The Certificate Registrar shall provide the Trust Collateral Agent with a list of the names and addresses of the Certificateholders on the Closing Date in the form which such information is provided to the Certificate Registrar. Upon any transfers of Certificates, the Certificate Registrar shall notify the Trust Collateral Agent of the name and address of the transferee in writing, by facsimile, on the day of such transfer.

         Upon surrender for registration of transfer of any Certificate at the office or agency maintained pursuant to Section 3.8, the Owner Trustee shall execute, authenticate and deliver (or shall cause as its authenticating agent to authenticate and deliver), in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like class and aggregate Certificate Percentage Interest [and face amount] dated the date of authentication by the Owner Trustee or any authenticating agent. At the option of a Holder, Certificates may be exchanged for other Certificates of the same class in authorized denominations of a like aggregate Certificate Percentage Interest [or face amount] upon surrender of the Certificates to be exchanged at the office or agency maintained pursuant to
Section 3.8.

         Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Certificateholder or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act. Each Certificate surrendered for registration of transfer or exchange shall be canceled and subsequently disposed of by the Owner Trustee in accordance with its customary practice.

         No service charge shall be made for any registration of transfer or exchange of Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         SECTION 3.5. Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there shall be delivered to the Certificate Registrar, the Owner Trustee and (unless an Insurer Default shall have occurred and be continuing) the Insurer, such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, the Owner Trustee on behalf of the Trust shall execute and the Owner Trustee, or the Owner Trustee's authenticating agent, shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like class, tenor and denomination. In connection with the issuance of any new Certificate under this Section, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         SECTION 3.6. Persons Deemed Certificateholders. Every Person by virtue of becoming a Certificateholder or owner in accordance with this Agreement and the rules and regulations of the Clearing Agency shall be deemed to be bound by the terms of this Agreement. Prior to due presentation of a Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar and the Insurer and any agent of the Owner Trustee, the Certificate Registrar and the Insurer, may treat the Person in whose name any Certificate shall be registered in the Certificate Register as the owner of such Certificate for the purpose of receiving distributions pursuant to the Sale and Servicing Agreement and for all other purposes whatsoever, and none of the Owner Trustee, the Certificate
Registrar or the Insurer nor any agent of the Owner Trustee, the Certificate Registrar or the Insurer shall be bound by any notice to the contrary.

         SECTION 3.7. Access to List of Certificateholders' Names and Addresses. The Owner Trustee shall furnish or cause to be furnished to the Servicer, the Depositor or (unless an Insurer Default shall have occurred and be continuing) the Insurer, within 15 days after receipt by the Owner Trustee of a request therefor from such Person in writing, a list, of the names and addresses of the Certificateholders as of the most recent Record Date. If three or more Holders or Owners of Certificates or one or more Holders or Owners of Certificates evidencing not less than 25% Certificate Percentage Interest [or Certificate Balance] apply in writing to the Owner Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Owner Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Certificateholders. Each Holder or Owner, by receiving and holding a Certificate or a beneficial interest therein, shall be deemed to have agreed not to hold any of the Depositor LLC, the Servicer, the Owner Trustee or the Insurer or any agent thereof accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

         SECTION 3.8. Maintenance of Office or Agency. The Owner Trustee shall maintain in New York, an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Certificates and the Basic Documents may be served. The Owner Trustee initially designates [ ] as its principal corporate trust office for such purposes. The Owner Trustee shall give prompt written notice to the Depositor, the

Certificateholders and (unless an Insurer Default shall have occurred and be continuing) the Insurer of any change in the location of the Certificate Register or any such office or agency.

         SECTION 3.9. Disposition by the Depositor. On the Closing Date, the Depositor shall purchase for adequate consideration and retain beneficial and record ownership of Certificates representing not less than 1 percent of all Certificates issued by the Trust, which Certificates issued to the Depositor shall be issued in definitive form. Any attempted transfer of any Certificate, and any purported issuance of any Certificate to any person, that would reduce such interest of the Depositor to below 1 percent of all Certificates issued by the Trust shall be void. The Owner Trustee shall cause any Certificate issued to the Depositor to contain a legend stating "THIS CERTIFICATE IS NOT TRANSFERABLE, EXCEPT UNDER THE LIMITED CONDITIONS SPECIFIED IN THE TRUST AGREEMENT".

         [SECTION 3.10. ERISA Restrictions. The Certificates may not be acquired by or for the account of (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended
("ERISA")) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code of 1985, as amended, or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Benefit Plan"). By accepting and holding its beneficial ownership interest in its Certificate, the Owner thereof shall be deemed to have represented and warranted that it is not a Benefit Plan.]

         [SECTION 3.11. Book-Entry Certificates. The Certificates, upon original issuance, will be issued in the form of a typewritten Certificate or Certificates representing Book-Entry Certificates, to be delivered by or on behalf of the Trust to The Depository Trust Company, the initial Clearing Agency; provided, however, that one Definitive Certificate (as defined below) may be issued to the Depositor, as Depositor pursuant to Section 3.9. Such Book-Entry Certificate shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no beneficial owner (other than the Depositor) will receive a definitive Certificate representing such beneficial owner's interest in such Certificate, except as provided in Section 3.13. Unless and until Definitive Certificates have been issued to beneficial owners pursuant to Section 3.13:

                  (i) the provisions of this Section shall be in full force and effect;

                  (ii) the Certificate Registrar and the Owner Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Agreement relating to the Book-Entry Certificates (including the payment of principal of and interest on the Book-Entry Certificates and the giving of instructions or directions to Owners of Book-Entry Certificates) as the sole Certificateholder and shall have no obligations to the Owners thereof;

                  (iii) to the extent that the provisions of this Section conflict with any other provisions of this Agreement, the provisions of this Section shall control;

                  (iv) the rights of the owners of the Book-Entry Certificates shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such owners and the Clearing Agency and/or the Clearing Agency Participants. Unless and until Definitive Certificates are issued pursuant to Section 3.16, the Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Book-Entry Certificates to such Clearing Agency Participants; and

                  (v) whenever this Agreement  requires or permits actions to be taken based upon instructions or directions of Certificateholder evidencing a specified percentage of the Certificate Balance, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Book-Entry Certificates and has delivered such instructions in writing to the Owner Trustee.]

         [SECTION 3.12. Notices to Clearing Agency. Whenever a notice or other communication to the owners is required under this Agreement, unless and until Definitive Certificates shall have been issued to Owners pursuant to Section 3.13, the Owner Trustee shall give all such notices and communications specified herein to be given to Owners to the Clearing Agency, and shall have no obligations to the Owners, except to the Depositor.

         SECTION 3.13. Definitive Certificates. If (i) the Servicer advises the Owner Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Certificates, and the Servicer is unable to locate a qualified successor, (ii) the Servicer at its option advises the Owner Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of an Event of Default, owners of Certificates representing beneficial interests aggregating at least a majority of the Certificate Balance advise the Clearing Agency in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interest of the Owners of Certificates, then the Clearing Agency shall notify all Owners and the Owner Trustee of the occurrence of any such event and of the availability of the Definitive Certificates to Owners requesting the same. Upon surrender to the Owner Trustee of the typewritten Certificate or Certificates representing the Book Entry Certificates by the Clearing Agency, accompanied by registration instructions, the Owner Trustee shall execute and authenticate the Definitive Certificates in accordance with the instructions of the Clearing Agency. Neither the Certificate Registrar nor the Owner Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive certificates, the Owner Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders. The Definitive Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Owner Trustee, as evidenced by its execution thereof.]



                                   ARTICLE IV.

                         Voting Rights and Other Actions

         SECTION 4.1. Prior Notice to Holders with Respect to Certain Matters. With respect to the following matters, the Owner Trustee shall not take action unless at least 30 days before the taking of such action, the Owner Trustee shall have notified the Certificateholders in writing of the proposed action and the Certificateholders shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Certificateholders have withheld consent or provided alternative direction:

                  (a) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Business Trust Statute or unless such amendment would not materially and adversely affect the interests of the Holders);

                  (b) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

                  (c) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any

         Noteholder is not required and such amendment materially adversely affects the interest of the Certificateholders; or

                  (d) except pursuant to Section 13.1(b) of the Sale and Servicing Agreement, the amendment, change or modification of the Sale and Servicing Agreement, except to cure any ambiguity or defect or to amend or supplement any provision in a manner that would not materially adversely affect the interests of the Certificateholders.

The Owner Trustee shall notify the Certificateholders in writing of any appointment of a successor Note Registrar, Trust Collateral Agent or Certificate Registrar within five Business
Days thereof.

         SECTION 4.2. Action by Certificateholders with Respect to Certain Matters. The Owner Trustee shall not have the power, except upon the direction of the Certificateholders or the Insurer in accordance with the Basic Documents, to (a) remove the Servicer under the Sale and Servicing Agreement pursuant to
Section 8.1 thereof or (b) except as expressly provided in the Basic Documents, sell the Receivables after the termination of the Indenture. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Certificateholders and the furnishing of indemnification satisfactory to the Owner Trustee by the Certificateholders.

         SECTION 4.3. Action by Certificateholders with Respect to Bankruptcy. The Owner Trustee shall not have the power to, and shall not, commence any proceeding or other actions contemplated by Section 2.12(d) relating to the Trust without the prior written consent of the Insurer (unless an Insurer Default shall have occurred and be continuing) and the unanimous prior approval of all Certificateholders and the delivery to the Owner Trustee by each such Certificateholder of a certificate certifying that such Certificateholder reasonably believes that the Trust is insolvent.

         SECTION 4.4. Restrictions on Certificateholders' Power. (a) The Certificateholders shall not direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the Basic Documents or would be contrary to Section 2.3 nor shall the Owner Trustee be obligated to follow any such direction, if given.

         (b) No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action, or proceeding in equity or at law upon or under or with respect to this Agreement or any Basic

Document,  unless the  Certificateholders  are the Instructing Party pursuant to
Section 6.3 and unless a Certificateholder previously shall have given to the Owner Trustee a written notice of default and of the continuance thereof, as provided in this Agreement, and also unless Certificateholders evidencing not less than 25% Certificate Percentage Interest [or Certificate Balance] shall have made written request upon the Owner Trustee to institute such action, suit or proceeding in its own name as Owner Trustee under this Agreement and shall have offered to the Owner Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Owner Trustee, for 30 days after its receipt of such notice, request, and offer of indemnity, shall have neglected or refused to institute any such action, suit, or proceeding, and during such 30-day period no request or waiver inconsistent with such written request has been given to the Owner Trustee pursuant to and in compliance with this Section or Section 6.3; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Owner Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb, or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner provided in this Agreement and for the equal, ratable, and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 4.4, each and every Certificateholder and the Owner Trustee shall be entitled to such relief as can be given either at law or in equity. Nothing in this Agreement shall be construed as giving the Certificateholders any right to make a claim under the Certificate Policy.

         SECTION 4.5. Majority Control. No Certificateholder shall have any right to vote or in any manner otherwise control the operation and management of the Trust except as expressly provided in this Agreement. Except as expressly provided herein, any action that may be taken by the Certificateholders under this Agreement may be taken by the Holders of Certificates evidencing not less than a majority of the Certificate Percentage Interest [or Certificate Balance]. Except as expressly provided herein, any written notice of the Certificateholders delivered pursuant to this Agreement shall be effective if signed by Certificateholders evidencing not less than a majority of the Certificate Balance at the time of the delivery of such notice.

         SECTION 4.6. Rights of Insurer. Notwithstanding anything to the contrary in the Basic Documents, without the prior written consent of the Insurer (so long as no Insurer Default shall have occurred and be continuing), the Owner Trustee shall not (i) remove the Servicer, (ii) initiate any claim, suit or proceeding by the Trust or compromise any claim, suit or proceeding brought by or against the Trust, other than with respect to the enforcement of any Receivable or any rights of the Trust thereunder, (iii) authorize the merger or consolidation of the Trust with or into any other business trust or other entity (other than in accordance with Section 3.10 of the Indenture) or (iv) amend the Certificate of Trust.


                                   ARTICLE V.

                                 Certain Duties

         SECTION 5.1. Accounting and Records to the Noteholders, Certificateholders, the Internal Revenue Service and Others. Subject to Sections 12.1(b)(iii) and 12.1(c) of the Sale and Servicing Agreement, the Depositor shall (a) maintain (or cause to be maintained) the books of the Trust on a calendar year basis on the accrual method of accounting, (b) deliver (or cause to be delivered) to each Certificateholder or Owner, as may be required by the Code and applicable Treasury Regulations, such information, if any, as may be required (including, if appropriate consistent with the characterization of the Trust pursuant to Section 2.6, Schedule K-1) to enable each Certificateholder or Owner to prepare its Federal and state income tax returns, (c) file or cause to be filed such tax returns, if any, relating to the Trust (including, if appropriate consistent with the characterization of the Trust pursuant to
Section 2.6, a partnership  information  return on Internal Revenue Service Form
1065), and direct the Owner Trustee to make such elections as may from time to time be required or appropriate under any applicable state or Federal statute or rule or regulation thereunder so as to maintain the Trust's characterization pursuant to Section 2.6 for Federal income and California franchise tax purposes and for purposes of any other jurisdiction for which the characterization of the Trust is relevant and (d) collect or cause to be collected any withholding tax as described in and in accordance with Section 5.9 of the Sale and Serving Agreement with respect to income or distributions to Certificateholders and the appropriate forms relating thereto. The Owner Trustee shall make all elections pursuant to this Section as directed by the Depositor. The Owner Trustee shall sign all tax information returns filed pursuant to this Section 5.1 and any other returns as may be required by law, and in doing so shall rely entirely upon, and shall have no liability for information provided by, or calculations provided by, the Depositor. In the event the Trust is treated as a partnership for federal income tax purposes, the Owner Trustee shall not make the election provided under Section 754 of the Code.

         SECTION 5.2. Signature on Returns; Tax Matters Partner. (a) Notwithstanding the provisions of Section 5.1, the Owner Trustee shall sign on behalf of the Trust the tax returns of the Trust, unless applicable law requires a Certificateholder or an Owner to sign such documents, in which case such documents shall be signed by the Depositor.

         (b) In the event the Trust is treated as a partnership for federal income tax purposes, the Depositor shall be the "tax matters partner" of the Trust pursuant to the Code.

         [SECTION 5.3. Underwriting Agreement. The Servicer is hereby authorized to execute and deliver the Underwriting Agreement with respect to the Notes and the Certificates.]


                                   ARTICLE VI.

                      Authority and Duties of Owner Trustee

         SECTION 6.1. General Authority. The Owner Trustee is authorized and directed to execute and deliver the Basic Documents to which the Trust is named as a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is named as a party and any amendment thereto, in each case, in such form as the Depositor shall approve as evidenced conclusively by the Owner Trustee's execution thereof, and on behalf of the Trust, to direct the Indenture Trustee to authenticate and deliver Class A-1 Notes in the aggregate principal amount of [$ ], Class A-2 Notes in the aggregate principal amount of [$ ] and Class A-3 Notes in the aggregate principal amount of [$ ] and Class B Notes in the aggregate principal amount of [$ ]. [Other Classes of Notes, if any to be added]. In addition to the foregoing, the Owner Trustee is authorized but shall not be obligated, to take all actions required of the Trust pursuant to the Basic Documents. The Owner Trustee is further authorized from time to time to take such action as the Instructing Party recommends with respect to the Basic Documents so long as such activities are consistent with the terms of the Basic Documents.

         SECTION 6.2. General Duties. It shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the Sale and Servicing Agreement and to administer the Trust in the interest of the Holders, subject to the Basic Documents and in accordance with the provisions of this Agreement.

Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Basic Documents to the extent the Servicer has agreed in the Sale and Servicing Agreement to perform any act or to discharge any duty of the Trust or the Owner Trustee hereunder or under any Basic Document, and the Owner Trustee shall not be liable for the default or failure of the Servicer to carry out its obligations under the Sale and Servicing Agreement.

         SECTION 6.3. Action upon Instruction. (a) Subject to Article IV and the terms of the Spread Account Agreement, the Insurer (so long as an Insurer Default shall not have occurred and be continuing) or the Certificateholders (if an Insurer Default shall have occurred and be continuing) (the "Instructing Party") shall have the exclusive right to direct the actions of the Owner
Trustee in the management of the Trust, so long as such instructions are not inconsistent with the express terms set forth herein or in any Basic Document. The Instructing Party shall not instruct the Owner Trustee in a manner inconsistent with this Agreement or the Basic Documents.

         (b) The Owner Trustee shall not be required to take any action hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Basic Document or is otherwise contrary to law.

         (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any Basic Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Instructing Party requesting instruction as to the court of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Instructing Party received, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

         (d) In the event that the Owner Trustee is unsure as to the application of any provision of this Agreement or any Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other
applicable  provision,   or  in  the  event  that  this  Agreement  permits  any
determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Instructing Party requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement or the Basic Documents as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

         SECTION 6.4. No Duties Except as Specified in this Agreement or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 6.3; and no implied duties or obligations shall be read into this Agreement or any Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Commission filing for the Trust or to record this Agreement or any Basic Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any Liens on any part of the Owner Trust Estate that result from actions by, or claims against, the Owner Trustee (solely in its individual capacity) and that are not related to the ownership or the administration of the Owner Trust Estate.

         SECTION 6.5. No Action Except under Specified Documents or Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Owner Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Basic Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 6.3.

         SECTION 6.6. Restrictions.  The Owner Trustee shall not take any action
(a) that is inconsistent with the purposes of the Trust set forth in Section 2.3 or (b) that, to the actual knowledge of the Owner Trustee, would result in the Trust's becoming taxable as a corporation for Federal income tax purposes or for the purposes of any applicable state tax on corporations. The Certificateholders shall not direct the Owner Trustee to take action that would violate the provisions of this Section.


                                  ARTICLE VII.

                          Concerning the Owner Trustee

         SECTION 7.1. Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Owner Trust Estate upon the terms of the Basic Documents and this Agreement. The Owner Trustee shall not be answerable or accountable hereunder or under any Basic Document under any circumstances, except (i) for its own willful misconduct, bad faith or negligence, (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.3 expressly made by the Owner Trustee, (iii) for liabilities arising from the failure of the Owner Trustee to perform obligations expressly undertaken by it in the last sentence of Section
6.4 hereof, (iv) for any investments issued by the Owner Trustee or any branch or affiliate thereof in its commercial capacity or (v) for taxes, fees or other charges on, based on or measured by, any fees, commissions or compensation received by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

                  (a) the Owner Trustee shall not be liable for any error of judgment made by a Responsible Officer of the Owner Trustee;

                  (b) the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Instructing Party, the Servicer or any Certificateholder;

                  (c) no provision of this Agreement or any Basic Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any Basic Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

                  (d) under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes;

                  (e) the Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate or for or in respect of the validity or sufficiency of the Basic Documents, other than the certificate of authentication on the Certificates, and the Owner Trustee shall in no event assume or incur any liability, duty or obligation to the Insurer, Trustee, Trust Collateral Agent, the Collateral Agent, any Noteholder or to any Certificateholder, other than as expressly provided for herein and in the Basic Documents;

                  (f) the Owner Trustee shall not be liable for the default or misconduct of the Depositor, the Insurer, the Trustee, the Trust Collateral Agent or the Servicer under any of the Basic Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the obligations under this Agreement or the Basic Documents that are required to be performed by the Depositor under this Agreement, the Insurer or the Trust Collateral Agent under the Certificate Policy, by the Trustee under the Indenture or the Trust Collateral Agent or the Servicer under the Sale and Servicing Agreement; and

                  (g) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Basic Document, at the request, order or direction of the Instructing Party or any of the Certificateholders, unless such Instructing Party or Certificateholders have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its negligence, bad faith or willful misconduct in the performance of any such act.

         SECTION 7.2. Furnishing of Documents. The Owner Trustee shall furnish to the Certificateholders promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Basic Documents.

         SECTION 7.3. Representations and Warranties. The Owner Trustee hereby represents and warrants to the Depositor, the Holders and the Insurer (which shall have relied on such representations and warranties in issuing the Policies), that:

                  (a) It is a [ ], duly organized and validly existing in good standing under the laws of the State of [ ]. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

                  (b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

                  (c) Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware state law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

         SECTION 7.4. Reliance; Advice of Counsel. (a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer, secretary or other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

         (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Basic Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such persons and according to such opinion not contrary to this Agreement or any Basic Document.

         SECTION 7.5. Not Acting in Individual Capacity. Except as provided in this Article VII, in accepting the trusts hereby created [ ] acts solely as Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Basic Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

         SECTION 7.6. Owner Trustee Not Liable for Certificates or Receivables. The recitals contained herein and in the Certificates (other than the signature and countersignature of the Owner Trustee on the Certificates) shall be taken as the statements of the Depositor and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, of any Basic Document or of the Certificates (other than the signature and countersignature of the Owner Trustee on the Certificates) or the Notes, or of any Receivable or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Receivable, or the perfection and priority of any security interest created by any Receivable in any Financed Vehicle or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Certificateholders under this Agreement or the Noteholders under the Indenture, including, without limitation: the existence, condition and ownership of any Financed Vehicle; the existence and enforceability of any insurance thereon; the existence and contents of any Receivable on any computer or other record thereof; the validity of the assignment of any Receivable to the Trust or of any intervening assignment; the completeness of any Receivable; the performance or enforcement of any Receivable; the compliance by the Depositor, the Servicer or any other Person with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation or any action of the Trustee or the Servicer or any subservicer taken in the name of the Owner Trustee.

         SECTION 7.7. Owner Trustee May Own Certificates and Notes. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of Certificates or Notes and may deal with the Depositor, the Trustee and the Servicer in banking transactions with the same rights as it would have if it were not Owner Trustee.

         SECTION 7.8. Payments from Owner Trust Estate. All payments to be made by the Owner Trustee under this Agreement or any of the Basic Documents to which the Trust or the Owner Trustee is a party shall be made only from the income and proceeds of the Owner Trust Estate and only to the extent that the Owner Trust shall have received income or proceeds from the Owner Trust Estate to make such payments in accordance with the terms hereof. [ ], or any successor thereto, in its individual capacity, will not be liable for any amounts payable under this Agreement or any of the Basic Documents to which the Trust or the Owner Trustee is a party.

         SECTION 7.9. Doing Business in other Jurisdictions. Notwithstanding anything contained to the contrary, neither [ ] or any successor thereto, nor the Owner Trustee shall be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will, even after the appointment of a co-trustee or separate trustee in accordance with Section 10.5 hereof, (i) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or the taking of any other action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware; (ii) result in any fee, tax or other governmental charge under the laws of the State of Delaware becoming payable by [ ] (or any successor thereto); or (iii) subject [ ] (or any successor thereto) to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by [ ] (or any successor thereto) or the Owner Trustee, as the case may be, contemplated hereby.

                                  ARTICLE VIII.

                          Compensation of Owner Trustee

         SECTION 8.1. Owner Trustee's Fees and Expenses. The Owner Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between CPS and the Owner Trustee, and the Owner Trustee shall be entitled to be reimbursed by the Depositor for its other reasonable expenses hereunder, including the reasonable compensation expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder and under the Basic Documents.

         SECTION 8.2. Indemnification. The Depositor shall be liable as primary obliger for, and shall indemnify the Owner Trustee and its officers, directors, successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against the Owner Trustee or any Indemnified Party in any way relating to or arising out of this Agreement, the Basic Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee hereunder, except only that the Depositor shall not be liable for or required to indemnify the Owner Trustee from and against Expenses arising or resulting from any of the matters described in the third sentence of Section 7.1. The indemnities contained in this Section and the rights under Section 8.1 shall survive the resignation or termination of the Owner Trustee or the termination of this Agreement. In any event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section, the Owner Trustee's choice of legal counsel shall be subject to the approval of the Depositor, which approval shall not be unreasonably withheld.

         SECTION 8.3. Payments to the Owner Trustee. Any amounts paid to the Owner Trustee pursuant to this Article VIII shall be deemed not to be a part of the Owner Trust Estate immediately after such payment.

         SECTION 8.4. Non-recourse Obligations. Notwithstanding anything in this Agreement or any Basic Document, the Owner Trustee agrees in its individual capacity and in its capacity as Owner Trustee for the Trust that all obligations of the Trust to the Owner Trustee individually or as Owner Trustee for the Trust shall be recourse to the Owner Trust Estate only and specifically shall not be recourse to the assets of any Owner.


                                   ARTICLE IX.

                         Termination of Trust Agreement

         SECTION 9.1. Termination of Trust Agreement. (a) This Agreement and the Trust shall terminate and be of no further force or effect upon the latest of
(i) the maturity or other liquidation of the last Receivable (including the purchase by the Servicer at its option of the corpus of the Trust as described in Section 11.1 of the Sale and Servicing Agreement) and the subsequent distribution of amounts in respect of such Receivables as provided in the Basic Documents, (ii) the payment to Certificateholders of all amounts required to be paid to them pursuant to this Agreement and the payment to the Insurer of all amounts payable or reimbursable to it pursuant to the Sale and Servicing Agreement, or (iii) at the time provided in Section 9.2; provided, however, that the rights to indemnification under Section 8.2 and the rights under Section 8.1 shall survive the termination of the Trust. The Servicer shall promptly notify the Owner Trustee and the Insurer of any prospective termination pursuant to this Section 9.1. Except as provided in Section 9.2, the bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder or Owner, other than the Depositor as described in Section 9.2, shall not (x) operate to terminate this Agreement or the Trust, nor (y) entitle such Certificateholder's or Owner's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Owner Trust Estate nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

         (b) Except as provided in clause (a), neither the Depositor nor any Certificateholder shall be entitled to revoke or terminate the Trust.

         (c) Notice of any termination of the Trust, specifying the Payment Date upon which the Certificateholders shall surrender their Certificates to the Trust Collateral Agent for payment of the final distribution and cancellation, shall be given by the Owner Trustee by letter to Certificateholders mailed within five Business Days of receipt of notice of such termination from the Servicer given pursuant to Section 11.1(c) of the Sale and Servicing Agreement, stating (i) the Payment Date upon or with respect to which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Trust Collateral Agent therein designated (ii) the amount of any such final payment, (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trust Collateral Agent therein specified and (iv) interest will cease to accrue on the Certificates. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Trust Collateral Agent at the time such notice is given to Certificateholders. Upon presentation and surrender of the Certificates, the Trust Collateral Agent shall cause to be distributed to Certificateholders amounts distributable on such Payment Date pursuant to Section 5.7 of the Sale and Servicing Agreement.

         In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Owner Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Any funds remaining in the Trust after exhaustion of such remedies shall be distributed, subject to applicable escheat laws, by the Owner Trustee to the Depositor and Holders shall look solely to the Depositor for payment. As soon as practicable after the termination of the Trust, the Owner Trustee shall surrender the Certificate Policy to the Insurer for cancellation.

         (d) Any funds remaining in the Trust after funds for final distribution have been distributed or set aside for distribution shall be distributed by the Owner Trustee to the Depositor.

         (e) Upon the winding up of the Trust and its termination, the Owner Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Business Trust Statute.

         SECTION 9.2. Dissolution upon Bankruptcy of the Depositor. In the event that an Insolvency Event shall occur with respect to the Depositor, this Agreement shall be terminated in accordance with Section 9.1, 90 days after the date of such Insolvency Event, unless, before the end of such 90-day period, the Owner Trustee shall have received written instructions from Certificateholders holding a majority of the Certificates (other than Certificates held by the Depositor) to the effect that each such party disapproves of the liquidation of the Receivables and termination of the Trust. Promptly after the occurrence of any Insolvency Event with respect to the Depositor, (i) the Depositor shall give the Trustee, the Owner Trustee and the Insurer written notice of such Insolvency Event, (ii) the Owner Trustee shall, upon the receipt of such written notice from the Depositor, give prompt written notice to the Certificateholders and the Trustee of the occurrence of such event and (iii) the Trustee shall, upon receipt of written notice of such Insolvency Event from the Owner Trustee or the Depositor, give prompt written notice to the Noteholders of the occurrence of such event; provided, however, that any failure to give a notice required by this sentence shall not prevent or delay, in any manner, a termination of the Trust pursuant to the first sentence of this Section 9.2. Upon a termination pursuant to this Section, the Insurer or, if an Insurer Default has occurred and is continuing, the Owner Trustee shall direct the Trustee promptly to sell the assets of the Owner Trust Estate in a commercially reasonable manner and on commercially reasonable terms. The proceeds of such a sale of the assets of the Trust shall be treated as collections under the Sale and Servicing Agreement and shall be distributed in accordance with Section 11.1(b) thereof.


                                   ARTICLE X.

             Successor Owner Trustees and Additional Owner Trustees

         SECTION 10.1. Eligibility Requirements for Owner Trustee. The Owner Trustee shall at all times be a corporation (i) satisfying the provisions of
Section 3807(a) of the Business Trust Statute; (ii) authorized to exercise corporate trust powers; (iii) having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or State authorities; and (iv) acceptable to the Insurer in its sole discretion, so long as an Insurer Default shall not have occurred and be continuing. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.2.

         SECTION 10.2. Resignation or Removal of Owner Trustee. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Insurer and the Servicer. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee, provided that the Depositor shall have received written confirmation from each of the Rating Agencies that the proposed appointment will not result in an increased capital charge to the Insurer by either of the Rating Agencies. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee or the Insurer may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

         If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.1 and shall fail to resign after written request therefor by the Depositor, or if at any time the Owner Trustee shall be legally unable to act or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor with the consent of the Insurer (so long as an Insurer Default shall not have occurred and be continuing) may remove the Owner Trustee. If the Depositor shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Depositor shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed, one copy to the Insurer and one copy to the successor Owner Trustee and payment of all fees owed to the outgoing Owner Trustee.

         Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.3 and payment of all fees and expenses owed to the outgoing Owner Trustee. The Depositor shall provide notice of such resignation or removal of the Owner Trustee to each of the Rating Agencies.

         SECTION 10.3. Successor Owner Trustee. Any successor Owner Trustee appointed pursuant to Section 10.2 shall execute, acknowledge and deliver to the Depositor, the Servicer, the Insurer and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as

Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Depositor and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

         No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 10.1.

         Upon acceptance of appointment by a successor Owner Trustee pursuant to this section, the Servicer shall mail notice of the successor of such Owner Trustee to all Certificateholders, the Trustee, the Noteholders and the Rating Agencies. If the Servicer shall fail to mail such notice within 10 days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Servicer.

         SECTION 10.4. Merger or Consolidation of Owner Trustee. Any corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, provided such corporation shall be eligible pursuant to Section 10.1, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided further that the Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies.

         SECTION 10.5. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate or any Financed Vehicle may at the time be located, the Servicer and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee and the Insurer to act as co-trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the owner Trust Estate, and to vest in such Person, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Servicer and the Owner Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Owner Trustee subject, unless an Insurer Default shall have occurred and be continuing, to the approval of the Insurer (which approval shall not be unreasonably withheld) shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 10.1 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.3.

         Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

                  (ii) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

                  (iii) the Servicer and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

         Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this

Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Servicer and the Insurer.

         Any separate trustee or co-trustee may at any time appoint the Owner Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.


                                   ARTICLE XI.

                                  Miscellaneous

         SECTION 11.1. Supplements and Amendments. (a) This Agreement may be amended by the Depositor, LLC and the Owner Trustee, with the prior written consent of the Insurer (so long as an Insurer Default shall not have occurred and be continuing) and with prior written notice to the Rating Agencies, without the consent of any of the Noteholders or the Certificateholders, (i) to cure any ambiguity or defect or (ii) to correct, supplement or modify any provisions in this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel which may be based upon a certificate of the Servicer, adversely affect in any material respect the interests of any Noteholder or Certificateholder.

         (b) This Agreement may also be amended from time to time, with the prior written consent of the Insurer (so long as an Insurer Default shall not have occurred and be continuing) by the Depositor, LLC and the Owner Trustee, with prior written notice to the Rating Agencies, to the extent such amendment materially and adversely affects the interests of the Noteholders, with the consent of the Noteholders evidencing not less than a majority of the Outstanding Amount of the Notes and, the consent of the Certificateholders evidencing not less than a majority of the Certificate Percentage Interest [or Certificate Balance] (which consent of any Holder of a Certificate or Note given pursuant to this Section or pursuant to any other provision of this Agreement shall be conclusive and binding on such Holder and on all future Holders of such Certificate or Note and of any Certificate or Note issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Certificate or Note) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that, subject to the express rights of the Insurer under the Basic Documents, no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (b) reduce the aforesaid percentage of the outstanding Amount of the Notes and the Certificate Percentage Interest required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes and Holders of all outstanding Certificates.

         Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Trustee and each of the Rating Agencies.

         It shall not be necessary for the consent of Certificateholders, the Noteholders or the Trustee pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe. Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

         Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

         SECTION 11.2. No Legal Title to Owner Trust Estate in Certificateholders. The Certificateholders shall not have legal title to any part of the Owner Trust Estate. The Certificateholders shall be entitled to receive distributions with respect to their undivided ownership interest therein only in accordance with Articles V and IX. No transfer, by operation of law or otherwise, of any right, title or interest of the Certificateholders to and in their ownership interest in the

Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

         SECTION 11.3. Limitations on Rights of Others. Except for Section 2.7, the provisions of this Agreement are solely for the benefit of the Owner Trustee, the Depositor, LLC, the Certificateholders, the Servicer and, to the extent expressly provided herein, the Insurer, the Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

         SECTION 11.4. Notices. (a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt personally delivered, delivered by overnight courier or mailed first class mail or certified mail, in each case return receipt requested, and shall be deemed to have been duly given upon receipt, if to the Owner Trustee, addressed to the Corporate Trust Office; if to the Depositor, addressed to CPS Receivables Corp., 2 Ada, Irvine, California 92618;; if to the Credit Enhancer, addressed to [ ],(in each case in which notice or other communication to the Credit Enhancer refers to an Event of Default, a claim on the Policies or with respect to which failure on the part of Financial Security to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention [ ]; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

         (b) Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

         SECTION 11.5. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 11.6. Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 11.7. Assignments; Insurer. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Upon issuance of the Certificate Policy, this Agreement shall also inure to the benefit of the Insurer for so long as an Insurer Default shall not have occurred and be continuing. Without limiting the generality of the foregoing, all covenants and agreements in this Agreement which confer rights upon the Insurer shall be for the benefit of and run directly to the Insurer, and the Insurer shall be entitled to rely on and enforce such covenants, subject, however, to the limitations on such rights provided in this Agreement and the Basic Documents. The Insurer may disclaim any of its rights and powers under this Agreement (but not its duties and obligations under the Policies) upon delivery of a written notice to the Owner Trustee.

         SECTION 11.8. No Petition. The Owner Trustee (not in its individual capacity but solely as Owner Trustee), by entering into this Agreement, each Certificateholder, by accepting a Certificate, and the Trustee and each Noteholder by accepting the benefits of this Agreement, hereby covenants and agrees that it will not at any time institute against the Depositor, or join in any institution against the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, this Agreement or any of the Basic Documents.

         SECTION 11.9. No Recourse. Each Certificateholder and Owner by accepting a Certificate or a beneficial interest therein acknowledges that such Certificateholder's or Owner's Certificates represent beneficial interests in the Trust only and do not represent interests in or obligations of the Depositor, the Servicer, the Depositor, the Owner Trustee, the Trustee, the Insurer or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Certificates or the Basic Documents.

         SECTION 11.10. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         SECTION 11.11. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 11.12. Servicer. The Servicer is authorized to prepare, or cause to be prepared, execute and deliver on behalf of the Trust all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Trust or Owner Trustee to prepare, file or deliver pursuant to the Basic Documents. Upon written request, the Owner Trustee shall execute and deliver to the Servicer a limited power of attorney appointing the Servicer the Trust's agent and attorney-in-fact to prepare, or cause to be prepared, execute and deliver all such documents, reports, filings, instruments, certificates and opinions.

         IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.

                            [                        ]
                              Owner Trustee


                            By:
                               Name:
                               Title:


                            CPS RECEIVABLES CORP.
                              Depositor


                            By:
                               Name:
                               Title:




                            [                 , LLC]





                            By:___________________________
                               Name:
                               Title:

                                                               EXHIBIT A

NUMBER                                                         $______________
R-                                                             CUSIP NO. _____

                  SEE REVERSE FOR CERTAIN DEFINITIONS

         [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE PRINCIPAL OF THIS CERTIFICATE IS DISTRIBUTABLE IN INSTALLMENTS AS SET FORTH IN THE TRUST AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.]

                                   [THIS CERTIFICATE IS NOT TRANSFERABLE]1/


                                   ------------------------------

                            ASSET BACKED CERTIFICATE

evidencing a beneficial ownership interest in certain distributions of the Trust, as defined below, the property of which includes a pool of retail installment sale contracts secured by new or used automobiles, vans or light duty trucks and sold to the Trust by AFS Funding Corp.

(This Certificate does not represent an interest in or obligation of CPS Receivables Corp. or any of its Affiliates, except to the extent described below.)

--------

1/   To be inserted on the Certificate to be held by the Depositor.

         THIS CERTIFIES THAT ___________________ is the registered owner of [ %] Certificate Percentage Interest nonassessable, fully-paid, beneficial interest in certain distributions of CPS Auto Receivables Trust 199[ ] (the "Trust") formed by CPS Receivables Corp., a California corporation.

                  OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Certificates referred to in the within-mentioned Trust Agreement.

          [                      ]
          not in its individual
          capacity but solely    or
          as Owner Trustee


          By:
          [                        ]
          not in its individual
          capacity but solely as
          Owner Trustee


          By: [                      ]
          Authenticating Agent


          By:


         The Trust was created pursuant to a Trust Agreement dated as of [ ] (the "Trust Agreement"), between the Depositor, LLC and [ ], as owner trustee (the "Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement.

         This Certificate is one of the duly authorized Certificates designated as "Asset Backed Certificates" (herein called the "Certificates"). Also issued under the Indenture dated as of [
        ], among the Trust, [Norwest Bank Minnesota, National Association], as trustee and [ ] collateral agent, are three classes of Notes designated as "Class A-1 [ ]% Asset Backed Notes" (the "Class A-1 Notes"), "Class A-2 [ %] Asset Backed Notes (the "Class A-2 Notes"), "Class A-3 Floating Rate Asset Backed Notes" (the "Class A-3 Notes", together with the Class A-2 Notes and the Class A-1 Notes, (the "Class A Notes") and "Class B [%] Asset Backed Notes" (the "Class B Notes" and, together with the Class A Notes, the "Notes"). This
Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound. The property of the Trust includes a pool of retail installment sale contracts secured by new and used automobiles, vans or light duty trucks (the "Receivables"), all monies due thereunder on or after the Initial Cutoff Date, security interests in the vehicles financed thereby, certain bank accounts and the proceeds thereof, proceeds from claims on certain insurance policies and certain other rights under the Trust Agreement and the Sale and Servicing Agreement, all right, to and interest of the Depositor in and to the Purchase Agreement dated as of [ ] between Consumer Portfolio Services, Inc. and the Depositor and all proceeds of the foregoing.

         Under the Trust Agreement, there will be distributed on the 15th day of each month or, if such 15th day is not a Business Day, the next Business Day (the "Payment Date"), commencing on [ ], to the Person in whose name this Certificate is registered at the close of business on the Business Day preceding such Payment Date (the "Record Date") such Certificateholder's Certificate Percentage Interest in the amount to be distributed to Certificateholders on such Payment Date.

         The holder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of the Noteholders as described in the Sale and Servicing Agreement, the Indenture and the Trust Agreement, as applicable.

         It is the intent of the Depositor, Servicer, holder of the Depositorship Interest and Certificateholders that, for purposes of Federal income taxes, the Trust will be treated as a partnership and the Certificateholders (including the Depositor) will be treated as partners in that partnership. The Depositor and the other Certificateholders by acceptance of a Certificate, agree to treat, and to take no action inconsistent with the treatment of, the Certificates for such tax purposes as partnership interests in the Trust. Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Trust or the Depositor, or join in any institution against the Trust or the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, the Trust Agreement or any of the Basic Documents.

         Distributions on this Certificate will be made as provided in the Trust Agreement by the Owner Trustee by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon, except that with respect to Certificates registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for the purpose by the Owner Trustee in the Borough of Manhattan, The City of New York.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual signature, this Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

         THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE IN ACCORDANCE WITH SUCH LAWS.

         IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.


                                   CPS AUTO RECEIVABLES TRUST 19[   ]



                                   By: [        ], not in its
                                       individual capacity but solely as
                                       Owner Trustee




                                   By: _______________________________
                                       Name:
                                       Title:




Date: ______________________

                            (Reverse of Certificate)

         The Certificates do not represent an obligation of, or an interest in, the Depositor, the Servicer, the Depositor, the Owner Trustee or any Affiliates of any of them and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein or in the Trust Agreement, the Indenture or the Basic Documents. In addition, this Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections with respect to the Receivables and payments under the Certificate Policy, all as more specifically set forth herein and in the Sale and Servicing Agreement. A copy of each of the Sale and Servicing Agreement and the Trust Agreement may be examined during normal business hours at the principal office of the Depositor, and at such other places, if any, designated by the Depositor, by any Certificateholder upon written request.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Owner Trustee with the consent of the holders of the Notes and the Certificates evidencing not less than a majority of the outstanding Notes and the Certificate Percentage Interest [or Certificate Balance]. Any such consent by the holder of this Certificate shall be conclusive and binding on such holder and on all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the holders of any of the Certificates.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Owner Trustee in the Borough of Manhattan, The City of New York, accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee. The initial Certificate Registrar appointed under the Trust Agreement is [ ].

         Except for Certificates issued to the Depositor and the Depositor, the Certificates are issuable only as registered

Certificates without coupons in denominations of $1,000 or integral multiples thereof. As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates in authorized denominations evidencing the same aggregate denomination as requested by the holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

         The Owner Trustee, the Certificate Registrar, the Insurer and any agent of the Owner Trustee, the Certificate Registrar or the Insurer may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Registrar, the Insurer nor any such agent shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Trust Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Trust Agreement and the Sale and Servicing Agreement and the disposition of all property held as part of the Trust. The Servicer of the Receivables may at its option purchase the corpus of the Trust at a price specified in the Sale and Servicing Agreement, and such purchase of the Receivables and other property of the Trust will effect early retirement of the Certificates; however, such right of purchase is exercisable, subject to certain restrictions, only as of the last day of any Collection Period as of which the Pool Balance is 10% or less of the Original Pool Balance. The Certificates are also subject to mandatory prepayment, pro rata on the basis of the initial Certificate Balance, on the Payment Date on or immediately following the last day of the Funding Period in the event that any portion of the Pre-Funded Amount remains on deposit in the Pre-Funding Account after giving effect to the purchase of all Subsequent Receivables, including any purchase of Subsequent Receivables on such date. The aggregate principal amount of the Certificates to be prepaid will be an amount equal to the Certificate Prepayment Amount.

         The Certificates may not be acquired by (a) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (b) a plan described in Section 4975(e) (1) of the Code or (c) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Benefit Plan"). By accepting and holding this Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan.

         The recitals contained herein shall be taken as the statements of the Depositor, the Depositor or the Servicer, as the case may be, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Certificate or of any Receivable or related document.

         Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual or facsimile signature, this Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

                                   ASSIGNMENT

         FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE



         (Please print or type name and address, including postal zip code, of assignee)


         the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

_______________________________ Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.


Dated:

                                                         *
                                                         Signature

Guaranteed:

                                                         *


----------
*        NOTICE:

         The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                  EXHIBIT B


                                    [FORM OF]
                             CERTIFICATE OF TRUST OF
                        CPS AUTO RECEIVABLES TRUST 199[ ]

         This Certificate of Trust of CPS Auto Receivables Trust 199[ ] (the "Trust"), dated as of ___________, 199_, is being duly executed and filed by _______________________________, a ____________, and ______________, an
individual, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. Code, ss. 3801 et seq.).

         1. Name. The name of the business trust formed hereby is CPS Auto Receivables Trust 199[ ].

         2. This Certificate of Trust will be effective ______ __, 199_.

         IN WITNESS WHEREOF, the undersigned, being the sole trustee of the Trust, has executed this Certificate of Trust as of the date first above written.

                                       [                       ],
                                        not in its individual
                                        capacity but solely as
                                        owner trustee of the Trust.


                                       By:
                                            Name:
                                            Title:

                                      - 1 -